Addendum to MSA
Center of Excellence
EXECUTION COPY 6/21/2012
This Addendum is subject to the Master Laboratory Services Agreement effective as November 29, 2010 (“MSA”) between Eli Lilly and Company, an Indiana corporation (“Lilly”), and Cellular Dynamics International Inc., having its principal place of business at University Research Park, 525 Science Drive, Suite 200, Madison, WI 53711 ("CDI") and is made as of the date signed below, and shall be deemed a “Work Order” under the MSA.
Pursuant to the terms herein, CDI will provide certain services and products to Lilly on an annual basis through December 31, 2014, and Lilly will pay certain fees according to the Fee Schedule, attached hereto as Exhibit A (the “CoE Program”), and all subject to this Addendum, the Addendum’s Exhibits and Schedules and the MSA.
1.     Center of Excellence Program. The CoE Program will be governed by a Joint Steering Committee (“JSC”). On or before July 1, 2012, CDI will appoint three (3) members and Lilly will point three (3) members to the JSC. The JSC will oversee the work performed under this Addendum.
(a)    For each calendar year during the CoE Term (as defined below), the JSC will oversee the work performed pursuant to the CoE Work Plan. The CoE Work Plan is attached hereto as Exhibit B.
(b)    The JSC shall be responsible for (i) overseeing the conduct of the CoE Program, (ii) modifying the Addendum in light of new data or research difficulties, (iii) addressing any issues that arise from the conduct of the research that are not expressly addressed in the Addendum or any Work Plan, and (iv) making any necessary modifications to the CoE Work Plan and its schedules. Any and all actions of the JSC shall be taken or approved by majority consent.
(c)    The JSC shall meet initially in person at CDI’s headquarters, or by teleconference, on or before July 1, 2012. Each party shall be responsible for the expenses incurred by its appointed members of the JSC.
(d)     The JSC will meet monthly by telephone/video conference.
2.    Amendments to the MSA.
(a)    Section 2.1 of the MSA shall be amended to add Section 2.1.3 as follows:
2.1.3 iCell® commercial induced pluriopotent stem cell derived cell types.
(b)    Section 28.1 shall be amended to add the following:

1
(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

28.1.5    CDI may seek Lilly approval to assign this Agreement in connection with a change of control or a sale of all or substantially all of the assets to which this Agreement relates. Such approval shall not be unreasonably withheld or delayed by Lilly.
3.    Fees. Lilly shall pay fees of (****) dollars ($(****)) to CDI for the CoE Program (the “CoE Program Fees”). Fees are paid according to the Fee Schedule attached hereto as Exhibit A.
4.    Term and Termination.
(a)    The term of this Addendum will commence on July 1, 2012 and end on December 31, 2014 (the “CoE Term”).
(b)    Lilly may terminate the MSA or this Addendum pursuant to Section 12.1 at any time. Notwithstanding such termination or Section 12.2 of the MSA, Lilly shall pay the following to CDI:
(i)    Any unpaid but approved Milestone payments pursuant to Section 3 of the Fee Schedule shall be payable upon the effective date of termination.
(ii)    If CDI has received any donor samples pursuant to Schedules 1 and 2 of Exhibit B prior to the date for which Lilly provides to CDI written notice of its termination, but for which samples CDI has not yet completed the MyCell Services for such donor sample, then, as of the date of such Lilly termination notice (A) if CDI has not yet begun the MyCell Services or such services are in process for that sample but no iPS Cells have yet been fully reprogrammed, then CDI will deliver to Lilly only the iPS Cells upon their completion but not the differentiated cells pursuant to Schedule 1 of Exhibit B, or (B) if the iPS Cells from such donor have been fully reprogrammed, then CDI shall complete the MyCell Services for such donor sample and ship to Lilly both the iPS Cells and differentiated cells pursuant to Schedule 1 of Exhibit B. Notwithstanding whether CDI completes the MyCell Services as outlined in this Section 4(b)(ii) pursuant to (A) or (B) above, Lilly shall pay for the MyCell Services as outlined in Section 3 (a), (b) or (c) of Exhibit A, as applicable. Lilly shall not send any new or additional donor samples after the date on which it provides written notice to CDI of Lilly’s termination hereunder.
(iii)    Lilly shall pay any unpaid JSC Fees from Section 1 of Exhibit A for the quarter through the effective date of termination on a prorated basis; provided that the Development Team provides a final development progress report to the JSC. The JSC shall be disbanded as of the effective date of termination.
(iv)    For any units of iCell commercial cells shipped to Lilly from CDI pursuant to Section 2 of Exhibit A within the three (3) month period prior to the effective date of termination, which number of units Lilly agrees for purposes of this Section 4(b)(iv) shall not be less than (****) units for any termination in (****),(****) units for any termination in (****), and (****) units for any termination in (****), Lilly shall pay to CDI the difference of (A) the price per unit of iCell differentiated cells pursuant to Section 2(a), (b) or (c) of Exhibit A to this Addendum for such number of units (depending on when the effective date of termination may occur, as applicable), and (B) the Tier Price listed below for such number of units of commercial iCells based on the number of units subject to this Section 4(b)(iv):

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

CDI Tier Pricing

Product	Unit-size	Catalog Number	Number of Units per Tier	List Price/Unit
(****)	(****) (****)	(****)	(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
(****)	(****) (****)	(****)	(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
(****)	(****) (****)	(****)	(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)
			(****)	(****)

5.    Dispute Resolution. The parties recognize that disputes as to certain matters may from time to time arise during the course of the Addendum which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Addendum in an expedient manner by mutual cooperation. The parties agree that prior to any litigation concerning this Addendum and upon written notice by one party to the other party requesting such effort in accordance herewith, a member of Lilly’s senior management and an authorized senior representative of CDI will meet in person or by video-conference in a good faith effort to resolve any disputes. If any dispute has not been resolved pursuant to such good faith efforts within thirty (30) days of the notice by a party to initiate such efforts, then either party shall be free to pursue other remedies.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

This Addendum, and its Exhibits and Schedules attached hereto, shall become binding pursuant to the Master Laboratory Services Agreement upon the execution hereof. This Addendum shall become effective as of the later of the dates listed below and shall expire upon the completion of the above Addendum unless otherwise terminated pursuant to the above the terms.

ELI LILLY AND COMPANY	CELLULAR DYNAMICS INTERNATIONAL, INC.

By: /s/ John Carr	By: /s/ David S. Snyder
Printed Name: John Carr	Printed Name: David S. Snyder
Title: Procurement Director	Title: EVP & CFO
Date: June 26, 2012	Date: June 21, 2012

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A
TO ADDENDUM TO MSA
CENTER OF EXCELLENCE FEE SCHEDULE

The below chart shows the approximate payment schedule of the following payments to be made by Lilly to CDI. Notwithstanding Section 7.1, CDI shall invoice Lilly as detailed below for the following services and goods. The following payments shall be deemed fixed fees for purposes of the MSA.

1) JSC Fees:

(a) Upon appointment of the JSC pursuant to Section 1 of the Addendum, CDI shall invoice Lilly for $(****) and Lilly shall pay the same in accordance with Section 11 of the MSA.

(b) Within thirty (30) days of the end of each calendar quarter, CDI shall invoice Lilly for $(****) and Lilly shall pay the same to CDI in accordance with Section 11 of the MSA; provided that either (i) the quarterly JSC meeting has occurred for such quarter, or (ii) if for any reason no JSC quarterly meeting has occurred, the Development Team has submitted a quarterly progress report to the JSC and the JSC has accepted the report, which acceptance will not be unreasonably withheld or delayed.

2) iCell Differentiated Cells Purchases.

(a) From the execution of the Addendum through (****), Lilly shall order up to (****) 1X units of any commercial iCell cells for a total of $(****), or $(****)per unit. Of such (****) units, Lilly shall order at least (****) Units quarterly during (****). If for any reason, Lilly does not order at least (****) 1X units by the end of each calendar quarter, CDI may choose a commercial iCell cell type for such shortfall, shall ship any such shortfall within thirty (30) days of the end of the quarter and invoice Lilly for the same; except that for the fourth calendar quarter of (****), CDI shall ship any quarterly shortfall on or prior to (****) and invoice Lilly for the same.

(b) From (****) through (****), Lilly shall order up to (****) 1X units of any commercial iCell cells for a total of $(****), or $(****) per unit. Of such (****) units, Lilly shall order at least (****) Units quarterly during (****). If for any reason, Lilly does not order at least (****) 1X units by the end of each calendar quarter, CDI may choose a commercial iCell cell type for such shortfall, shall ship any such shortfall within thirty (30) days of the end of the quarter and invoice Lilly for the same; except that for the fourth calendar quarter of (****), CDI shall ship any quarterly shortfall on or prior to (****) and invoice Lilly for the same.

(c) From (****) through (****), Lilly shall order up to (****) 1X units of any commercial iCell cells for a total of $(****), or (****) per unit. Of such (****) Units, Lilly shall order at least (****) Units quarterly during (****). If for any reason, Lilly does not order at least (****) 1X units by the end of each calendar quarter, CDI may choose a commercial iCell cell type for such shortfall, shall ship any such shortfall within thirty (30) days of the end of the quarter and invoice Lilly for the same; except that for the fourth calendar quarter of (****), CDI shall ship any quarterly shortfall on or prior to (****) and invoice Lilly for the same.

(d) Notwithstanding the per unit prices listed above, Lilly acknowledges that these per unit prices are related solely to the schedule of the payment of the CoE Fees and are divided up pursuant to and reflected in this Fee Schedule because Lilly has agreed to enter into this Addendum and to the payment of the CoE Program Fees, in the aggregate. Lilly acknowledges that these per unit prices are not the commercial prices available for the commercial iCell cells, but are only offered to Lilly in connection with the CoE Program as a whole, and the commitment of Lilly to the payment of the CoE Program Fees, in the aggregate.

3) My Cell Services. Through (****), CDI shall reprogram (****) donor samples pursuant to the schedule below.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(a) Lilly shall send (****) donor samples prior to December 31, 2012. CDI shall generate and ship the iPS Cells pursuant to the Work Plan within 6 months of its receipt of each donor sample. On December 1, 2012, CDI will invoice Lilly for $(****) for the reprogramming of those (****) samples; and Lilly will pay such invoice in accordance with Section 11. CDI shall invoice for the MyCell services for 2012 even if Lilly does not send the (****) donor samples as provided for in this Section 3(a). However, prior to CDI sending the invoice on December 1, 2012, the JSC shall affirm that CDI has begun the work and made appropriate progress on any donor samples that CDI may have received from Lilly prior to December 1st.

(b) CDI agrees to reprogram (****) donor samples in 2013. For all samples delivered prior to June 1, 2013, CDI shall reprogram them into iPS Cells and deliver the same to Lilly prior to December 31, 2013. CDI shall invoice CDI $(****) per donor sample upon shipment of the iPS Cells. For any of the remaining (****) samples for 2013 that may be delivered after June 1, 2013, CDI shall generate and ship the iPS Cells pursuant to the Work Plan within 6 months of its receipt of each donor sample. On December 1, 2013, CDI will invoice Lilly for $(****) per donor sample received by CDI after June 1, 2013 and Lilly will pay such invoice in accordance with Section 11. CDI shall invoice for the MyCell services for 2013 even if Lilly does not send the (****) donor samples as provided for in this Section 3(b). However, prior to CDI sending the invoice on December 1, 2013, the JSC shall affirm that CDI has begun the work and made appropriate progress on any donor samples that CDI may have received from Lilly prior to December 1st.

(c) CDI agrees to reprogram (****) donor samples in 2014. For all samples delivered prior to June 1, 2014, CDI shall reprogram them into iPS Cells and deliver the same to Lilly prior to December 31, 2014. CDI shall invoice CDI $(****) per donor sample upon shipment of the iPS Cells. For any of the remaining (****) samples for 2013 that may be delivered after June 1, 2014, CDI shall generate and ship the iPS Cells pursuant to the Work Plan within 6 months of its receipt of each donor sample. On December 1, 2014, CDI will invoice Lilly for $(****) per sample received by CDI after June 1, 2014 and Lilly will pay such invoice in accordance with Section 11. CDI shall invoice for the MyCell services for 2014 even if Lilly does not send the (****) donor samples as provided for in this Section 3(c). However, prior to CDI sending the invoice on December 1, 2014, the JSC shall affirm that CDI has begun the work and made appropriate progress on any donor samples that CDI may have received from Lilly prior to December 1st.

(d) Notwithstanding the timing of any payments by Lilly made pursuant to the above, Lilly acknowledges and agrees that CDI shall only perform the MyCell Services for all donor samples (up to (****)) received by CDI from Lilly on or before December 1, 2014.

(e) Notwithstanding the per donor samples price listed above for the MyCell deliverables of iPS Cells and differentiated cells from the same, Lilly acknowledges that these MyCell services fees are related solely to the schedule of the payment of the CoE Fees and are divided up pursuant to and reflected in this Fee Schedule because Lilly has agreed to enter into this Addendum and to the payment of the CoE Program Fees, in the aggregate. Lilly acknowledges that these fees are not the commercial prices available for the deliverables related to each donor sample provided by Lilly, but are only offered to Lilly in connection with the CoE Program as a whole, and the commitment of Lilly to the payment of the CoE Program Fees, in the aggregate.

4. Custom Cell Development: Milestone Fees

(a)    (****). The following payments shall be made upon the achievement of milestones as determined by the JSC. CDI shall invoice Lilly for a milestone payment within 30 days of the JSC’s confirmation that a milestone has been achieved. The JSC has the ability to amend or modify any of the milestones and affirm its completion of such modified milestone so that a payment can be made pursuant to the below schedule. If CDI achieves a milestone in advance of any calendar year specified below, then the fee for that milestone will be payable in January of the following calendar year. Alternatively, any milestone not approved by the JSC in the calendar year specified below will not be paid in a subsequent year by Lilly.

Milestones are determined pursuant the (****) Work Plan as follows:

2012                Milestone Payment

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Milestone 1            $(****)
Milestone 2            $(****)

2013                Milestone Payment
Milestone 3            $(****)
Milestone 4            $(****)

2014                 Milestone Payment
Milestone 5            $(****)
Milestone 6            $(****)

(b)    (****) Cells. The following payments shall be made upon the achievement of milestones as determined by the JSC. CDI shall invoice Lilly within 30 days of the JSC’s confirmation that a milestone has been achieved. The JSC has the ability to amend or modify any of the milestones and affirm its completion of such modified milestone so that a payment can be made pursuant to the below schedule. If CDI achieves a milestone in advance of the calendar years specified below, then the fee for that milestone will be payable in January of the following calendar year. Alternatively, any milestone not approved by the JSC in the calendar year specified below will not be paid in a subsequent year by Lilly.

Milestones are determined pursuant the (****) Work Plan as follows:

2012                 Milestone Payment
Milestone 1            $(****)

2013                Milestone Payment
Milestone 2            $(****)
Milestone 3            $(****)

2014                Milestone Payment
Milestone 4            $(****)
Milestone 5            $(****)
Milestone 6            $(****)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

ESTIMATED TIMING OF PAYMENTS BASED ON THE ABOVE DESCRIBED FEE SCHEDULE AND TERMS:

2012		Q1 12	Q2 12	Q3 12	Q4 12		Total 2012
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
2013		Q1 13	Q2 13	Q3 13	Q4 13		Total 2013
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
2014		Q1 14	Q2 14	Q3 14	Q4 14		Total 2014
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
total							Total 2014
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)	(****)	(****)	(****)

(****)(1)

(1) Redacted table of confidential information.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B
CoE Work Plan

1)     Custom MyCell iPS Services. CDI shall perform the MyCell iPS Services to reprogram up to (****) donor samples during the CoE Term (subject to the MyCell Work Plan included as Schedule 1 to this Exhibit B and the additional terms and conditions included as Schedule 2 to this Exhibit B). Lilly is limited to sending CDI up to (****),(****), and (****) donor samples for MyCell reprogramming during 2012, 2013, and 2014, respectively. Deliverables for each donor sample are outlined on Schedule 1.
(a)    Lilly will receive preferential pricing for additional MyCell iPS Services during the CoE Term, at $(****) per donor sample and $(****) for (****) additional units of differentiated cells from any given donor sample.
(b)    Lilly may opt to order more than (****)units of differentiated cells from a given donor sample. Any such additional orders shall be at (****)% of the list price of the then commercial list price for the standard cell type.
2)    Commercial iCell Products. CDI shall provide to Lilly a total of (****) 1X Units during the CoE Term, ordered and shipped according to the Fee Schedule, of any commercially available CDI iCell Products or any pre-commercial release of iCell Products that are assigned a catalog number by CDI and available for order by CDI’s customers generally, subject to CDI’s standard terms listed on Schedule 3 to this Exhibit B.
(a)    In addition, CDI will provide preferential pricing of (****)% of the then commercial list price for any additional Units of any commercially available iCell Products ordered by Lilly during the CoE Term.
(b)    The JSC may consider and agree upon additional price reductions in addition to 2(a) above for shared-risk screening projects, but such projects will provide a bonus payment to CDI if the screen is successful.
3)    Custom Cell Development. During the CoE Term, CDI will attempt to develop, manufacture and commercially release up to two human iPS derived cell types: (****) and (****).
(a)     CDI will begin development of the (****) in 2012, and (****) in 2013, in accordance with the respective work plans and associated milestones, attached hereto as Schedule 4 and Schedule 5, respectively. During the CoE Term, the JSC may modify these work plans in accordance with the progress for each cell type development.
(b)    For each such cell type CDI will commit the resources of at least (****) FTE employees (the “Development Team”). Notwithstanding Section 13.2.1 of the MSA, CDI will own all intellectual property rights to any cell type developed by the Development Team and to any other intellectual property developed by the Development Team.
(c)    The work plan for each cell type will be deemed CDI Confidential Information and such information shall be controlled by Section 17.
(d)    The Development Team will generate monthly reports to the JSC and meet with the JSC at least quarterly. The monthly reports will be deemed CDI Confidential Information.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(e)    With JSC approval, one of Lilly’s researchers may have on-site access to the Development Team solely for the purpose of observing and learning. Any Lilly employee who may be permitted on-site access to the Development Team must execute a confidentiality agreement, in a form satisfactory to CDI. Lilly will be responsible for all actions of its employee on CDI premises.
(f)     During the development of a cell type, and as the JSC may agree, in accordance with Section 13.2.2 and 13.2.3, CDI will make available limited quantities of the cells under development to Lilly for testing and provide Lilly with non-exclusive early access to such cells, upon terms agreed upon by the JSC. Notwithstanding such access, pursuant to Section 3(b) above, all intellectual property related to any cell type including without limitation, intellectual property related to cell reanimation or thawing, cell plating, cell maintenance, cell differentiation, cell functionality, cell maturation, cell improvement assays; or protocols relating to the same shall be owned by CDI.
(g)    If the (****) or (****) are successfully developed and commercially launched by CDI during or prior to the expiration of the CoE Term and if Lilly does not terminate this Addendum prior to the expiration of the CoE Term, then Lilly can purchase such new commercial iCell (****) or (****) cells at a price equal to (****) for a period of (a) (****) from the commercial launch of such cell type, or (b) through (****), whichever is earlier.
(h)    Subject to Section 19 of the MSA, CDI reserves all rights to publish any scientific data regarding any new cell type in development by the Development Team. Lilly understands and agrees that CDI intends to commercialize any successful cell development by the Development Team, and that Lilly shall have non-exclusive early access to such cells and the non-exclusive right to purchase such cells upon commercial launch.
(i) CDI makes no representation or warranties that it will be able to successfully develop, make available, commercially launch, or commercially make available the (****) or (****) cells pursuant to the work plans for the same.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Schedule 1 to Exhibit B Work Plan
MyCell iPS Custom Service
MyCell Work Plan

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Outline of CDI Services	Donors: - CDI will reprogram iPS Cells from (****) donors.
Donor Sample Requirements (per donor):
-    (****) cryopreserved vials of (****) or (****) Vacutainer SST tubes of at least (****) mL of peripheral blood shipped to Infectious Disease Testing lab.
-    Lilly to provide passage number for each (****).
-    (****) samples will be tested and shown to be negative for Hep B, Hep C, HIV and syphilis

iPS Cell Reprogramming and Characterization:
-    Reprogramming will be performed using CDI proprietary episomal method, resulting in footprint-free iPS cells.
(****)

-    iPS cell clones will be characterized by:
o    (****)
o    (****)
o    (****)
(****)

Differentiation into (****): CDI will differentiate, purify (if necessary), and cryopreserve highly pure (>90%) (****) from one or more iPS cell clones for each donor
Deliverables
iPS Cells:
CDI will deliver (****) per donor sample.

For each donor sample, CDI will reprogram (if possible as described above), select the clones, expand into (****) vials of iPS Cells for shipment and (****) vials of iPS Cells for storage, cryopreserve the cells, and ship the cells to Lilly.

Notwithstanding Section 15.5 of the MSA, CDI will retain at least (****) cryopreserved vials of each iPS Cell clone shipped for 6 months from the date of shipment. Upon the expiration of such 6 month period, unless Lilly provides written instructions to CDI to store or to ship the remaining vials to it and pays for the same, the remaining vials of iPS Cells will be destroyed and/or stored by CDI in the ordinary course of its business; provided that CDI provides 2 weeks notice to Lilly prior to the destruction of any cells.

(****):
CDI will deliver (****) vials (1x) of cryopreserved iPS cell-derived (****) from a single iPS cell clone for each of donor samples (or other commercial iCell type as designated by Lilly). Requisite cell plating and maintenance media will be included with the cells. CDI shall select the cell clone to be differentiated.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2 to EXHIBIT B CoE Work Plan
MyCell Terms

Additional Terms and Conditions that shall apply to MyCell iPS Custom Services specified in Schedule 1 to Exhibit B of the Addendum (“MyCell Work Plan”). This Section shall amend and replace Section 13.3 in the MSA.

1.	Definitions. The following definitions shall apply:

(a)
“Differentiated Cells” shall refer to the differentiated terminal cell types created from iPS Cells by CDI from the laboratory samples (as defined in Section 14.1) and supplied to Lilly under the MyCell Work Plan.

(b)	“iPS Cells” shall refer to the custom induced pluripotent stem cells created by CDI from the laboratory samples for Lilly under the MyCell Work Plan.

(c)
“Improvements” shall refer to any modifications, revisions, alterations, enhancements, and/or betterments of or relating to the iPS Cells or Differentiated Cells which are conceived, created, or developed by Lilly in connection with the MyCell Work Plan.

(d)	“Lilly Materials” shall mean the donor samples that are provided to CDI pursuant to the MyCell Work Plan and shall also be deemed to be “laboratory samples” under Section 14 of the MSA.

2.	iPS Reprogramming Services

(a)
iPS Cells. Subject to this Section 2 of this Schedule 2, CDI shall carry out the MyCell Work Plan above to create and deliver to Lilly the quantity of iPS Cells and Differentiated Cells specified in the MyCell Work Plan. Lilly acknowledges that due to the quality, characteristics, quantity or impurities of Lilly Materials supplied to CDI, it may not be reasonably possible for CDI to generate iPS Cells and/or Differentiated Cells from Lilly Material. CDI agrees that it will use commercial reasonable attempts to reprogram the Lilly Materials into iPS Cells and generate Differentiated Cells pursuant to and as described in the MyCell Work Plan. If CDI cannot deliver iPS Cells and/or Differentiated Cells as described in the MyCell Work Plan, the MyCell Work Plan for such donor sample shall be deemed completed.

(b)
CDI Licenses. The iPS Cells and the methods used by CDI to create them are covered by certain patents, pending patents and other intellectual property owned or licensed by CDI and as listed on Exhibit 2.1 to this Schedule 2 hereto. The Differentiated Cells are also covered by certain patents, pending patents and other intellectual property owned or licensed to CDI as listed on Exhibit 2.1 to this Schedule 2.

(i)
During the CoE Term, CDI grants Lilly a limited, non-transferable license to use the iPS Cells solely for Lilly’s internal life science research purposes in accordance with the MSA and subject to the use restrictions in this Section 2.0 and any applicable third party license restrictions or requirements included in Exhibit 2.1 to this Schedule 2.

(ii)
CDI grants Lilly a limited, non-transferable license to use the Differentiated Cells solely for Lilly’s internal life science research purposes in accordance with the MSA and subject to the use restrictions in this Section 2.0 and any applicable third party license restrictions or requirements included in Exhibit 2.1 to this Schedule 2.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(iii)
No other license or right, express or implied, in or to the iPS Cells, or Differentiated Cells or the methods used to create them or other CDI intellectual property is conveyed by the delivery of the iPS Cells. Neither CDI not its licensor, iPS Academia Japan, Inc. makes any warranty or representation as to the validity, scope or enforceability of the patents licensed to CDI as listed on Exhibit 2.1 to this Schedule 2.

(c)
Lilly Licenses. Lilly hereby grants to CDI a perpetual, royalty-free, fully paid up, non-exclusive, worldwide, unlimited license to use for any purpose any and all Improvements made by Lilly. Such Improvements may include, without limitation, Improvements related to cell reanimation or thawing, cell plating, cell maintenance, cell differentiation, cell functionality, cell maturation, cell improvement assays; or protocols relating to the same. Lilly is not granting any rights to and retains all rights to any and all findings and data and intellectual property relating to the performance of Lilly’s products, platforms, compounds or molecules in connection with its use of the iPS Cells or Differentiated Cells.

3.
If Lilly challenges the validity of any of the CDI-owned or licensed patents listed on Exhibit 2.1 to this Schedule 2, then Lilly agrees that it shall pay a reasonable royalty to CDI to continue to use and have the license granted to Lilly pursuant to this Section 3.0. If Lilly fails to pay the reasonable royalty, CDI may terminate the license granted pursuant to this Section 3.0 to Lilly and the Company shall cease to have the rights to use the iPS Cells. If CDI elects to terminate the license hereunder, Lilly agrees to return any iPS Cells in its possession.

4.	Use Restrictions of iPS Cells.

(a)	Lilly may only propagate up to (****) cells of live iPS Cells at any one time in all of its facilities worldwide,(approximately the number of cells in (****) conventional culture plates).

(b)
The iPS Cells may be used for Lilly’s internal life science research purposes only and shall not be used for commercial purposes of any kind, including, without limitation, quality control, high-throughput screening purposes or commercial services. Lilly shall not reverse engineer the iPS Cells. Lilly’s use of the iPS Cells is also subject to any CDI User’s Guide for the same, if applicable. Lilly shall not sell or transfer the iPS Cells or any additional iPS Cells propagated by Lilly to any third party without CDI’s prior written consent. CDI agrees that upon written request and payment by Lilly for shipping and for the iPS Cells (if Lilly is requesting quantities in excess of the quantities identified in the MyCell Work Plan), CDI will transfer iPS Cells to academic partners of Lilly; provided that, such academic partner agree to be bound by a use restriction statement, substantially in the form of which is attached here as Exhibit 2.2 to this Schedule 2. Such use restrictions shall be substantially similar to the use restrictions contained in the MyCell Work Plan.

(c)
Lilly may differentiate the iPS Cells using publicly available methods or its own differentiation methods. Any differentiated cells Lilly creates from iPS Cells may not be sold or transferred by Lilly. Lilly shall not use CDI’s patented and/or proprietary methods for differentiation of the iPS Cells, and no license to use such methods is conveyed herein. No right to make, have made, offer to sell, or sell the iPS Cells is implied by the sale or delivery of the iPS Cells. The license granted herein does not imply or convey the right to use the iPS Cells in combination with any other product(s) whose manufacture, sale, or use is covered by any patent. Lilly shall not use the iPS Cells in humans, in clinical trials or for diagnostic purposes involving human subjects in any therapeutic uses, nor for any purpose in contravention of any applicable law, regulation, ordinance, or institutional review board approved protocol.

(d)	For information on obtaining additional rights from CDI after the Effective Date, please contact Support@cellulardynamics.com.

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5.	Use Restrictions of Differentiated Cells.

(a)
The Differentiated Cells may be used for Lilly’s internal life science research purposes only and shall not be used for commercial purposes of any kind, including, without limitation, quality control or commercial services. Lilly’s use of the Differentiated Cells is also subject to any CDI User’s Guide for the same, if applicable. Lilly shall not sell or transfer the Differentiated Cells to any third party without CDI’s prior written consent. CDI agrees that upon written request and payment by Lilly for shipping and for the Differentiated Cells (if Lilly is requesting quantities in excess of the quantities identified in the MyCell Work Plan) that CDI will transfer Differentiated Cells to academic partners of Lilly; provided that, such academic partner agree to be bound by a use restriction statement, the form of which is attached here as Exhibit 2.2 to this Schedule 2. Such use restrictions shall be substantially similar to the use restrictions contained in the MyCell Work Plan.

(b)
Lilly shall not reverse engineer the Differentiated Cells. No right to make, have made, offer to sell, or sell the Differentiated Cells is implied by the sale or delivery of the Differentiated Cells. The license granted herein does not imply or convey the right to use the Differentiated Cells in combination with any other product(s) whose manufacture, sale, or use is covered by any patent. Lilly shall not use the Differentiated Cells in humans, in clinical trials or for diagnostic purposes involving human subjects for any therapeutic purposes, nor for any purpose in contravention of any applicable law, regulation, ordinance, or institutional review board approved protocol.

6.
Use by CDI. Unless otherwise specified in the MyCell Work Plan, CDI shall not use the iPS Cells or Differentiated Cells created for Lilly for any purposes other than those contemplated herein and internal research purposes.

7.
Liability. Lilly shall be solely responsible for any loss, damages, claims or expenses arising from or related to Lilly’s receipt, use, storage, transfer or disposal of the iPS Cells or Differentiated Cells.

8.
Warranties. Other than as expressly set forth in the MyCell Work Plan and in Section 5 of the MSA, CDI makes no representations or warranties, express or implied, including without limitation warranties related to the merchantability or fitness of the iPS Cells or Differentiated Cells for a particular purpose or non-infringement, and all iPS Cells and Differentiated Cells are provided by CDI “as is” and without any warranties of any kind.

9.
Disposal of Lilly Materials. Upon written request, CDI will destroy any remaining Lilly Materials after the performance of the Work Plan. If CDI does not receive any written instructions, any remaining Lilly Materials will be destroyed and/or stored by CDI in the ordinary course of its business.

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Exhibit 2.1 to SCHEDULE 2 to EXHIBIT A 2012 Work Plan
Patents and Third Party Licenses
1.    Patents related to iPS Cells and Differentiated Cells.
U.S. Patent Nos. 5,527,701; 5,733,727; 6,399,300; 7,510,876; 7,541,185; and 7,625,753, and 7,989,204, 8,008,075, 8,183,038 and corresponding foreign patent claims. Other patents are pending.
CDI is also a licensee of certain intellectual property listed below relating to the iPS Cells and Differentiated Cells from iPS Academia Japan Inc.:
(Licensed Patents)

Country	Application No.	Filing date	Patent No.	Remarks
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)	(****)

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(****):
The Differentiated Cells may contain a blasticidin resistance (BSD) gene sold under licensing arrangements between Cellular Dynamics International and Life Technologies Corporation. The purchase of Differentiated Cells conveys to the Customer the limited, non-transferable right under U.S. Patent No.5,527,701 to use the purchased amount of the Differentiated Cells and components of the Differentiated Cells in internal research conducted by the Customer (whether the Customer is an academic or for-profit entity). The Customer cannot sell or otherwise transfer (a) these Differentiated Cells, (b) its components, or (c) materials made by the employment of these Differentiated Cells or its components to a third party or otherwise use these Differentiated Cells or its components or materials made by the employment of these Differentiated Cells or its components for Commercial Purposes. Commercial Purposes means any activity other than internal research, including but not limited to: (i) use of these Differentiated Cells or its components in manufacturing or in quality assurance/quality control; (ii) use of these Differentiated Cells or its components to provide a service, information, or data for a fee or other consideration if such service, information or data uses or is generated using detection or selection with the BSD gene; (iii) use of these Differentiated Cells or its components for therapeutic, diagnostic or prophylactic purposes; or (iv) resale of these Differentiated Cells or its components, whether or not these Differentiated Cells or its components are resold for use in research. Further information on purchasing licenses under the above patent may be obtained by contacting the Business Development Department, Life Technologies Corporation, 5791 Van Allen Way, Carlsbad, CA 92008. Phone (760) 603-7200. Email: outlicensing@invitrogen.com.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Exhibit 2.2 to SCHEDULE 2 to EXHIBIT A 2012 Work Plan
USE RESTRICTIONS FOR ACADEMICS

____________________________________________(“Researcher”) and employee of _________________________ (“Institution”) (collectively the Researcher and Institution, shall be referred to as the “Recipient”) has been provided with iPS cells (iPS Cells) and differentiated terminal cell types created from the iPS Cells (Differentiated Cells) from Eli Lilly and Company. These iPS Cells and Differentiated Cells (collectively, the “Cells”) were derived and created by Cellular Dynamics International Inc. (“CDI”) from samples provided by Researcher to Lilly (the “Samples”). The Cells are subject to the following restrictions:
I.    USE RESTRICTIONS. Recipient acknowledges that the Cells and the methods used to created them embody intellectual property deemed to be of significant value to CDI and its licensors, and that such intellectual property is protected by the law of patents, copyrights, trade secrets, and other laws. Recipient acknowledges and agrees that neither these terms nor the receipt of the Cells by Recipient shall be construed as a transfer of any title or the grant of any rights in and to the intellectual property embodied in the Cells owned or licensed by CDI. The Cells are covered by pending patents and/or one or more of the following patents: U.S. Patent Nos. U.S. Patent Nos. 8,058,065, 8,048,999, 7,892,830, and corresponding foreign patent claims. The Cells are also covered by a number of patents and pending patents licensed to CDI from iPS Academia Japan Inc., including Japanese Patent Nos. (****), (****), (****). Neither CDI not its licensor, iPS Academia Japan Inc. makes any warranty or representation as to the validity, scope, or enforceability of the patents owned by or licensed to CDI.
Recipient has a limited license to use the Cells and differentiated cells for which Recipient may derive for academic research purposes, subject to these Use Restrictions.
Recipient hereby grants to CDI a perpetual, royalty-free, fully paid up, non-exclusive, worldwide, license to use for any purpose any and all improvements made by Recipient to the Cells. Such improvements may include, without limitation, improvements related to cell reanimation or thawing, cell plating, cell maintenance, cell differentiation, cell functionality, cell maturation, cell improvement assays; or protocols relating to the same. For clarity and for purposes of the license above, if iPS Cells are differentiated by Recipient they are no longer Cells. Recipient is not granting any rights to and retains all rights to any and all findings and data or intellectual property relating to the performance of the Recipient’s materials, platforms, compounds or molecules used or tested with the Cells.
Recipient and any permitted academic transferee may use the Cells solely for academic research purposes and may not use the Cells for commercial purposes of any kind. Recipient and any permitted academic transferee may propagate no more than 120,000,000 live iPS Cells of any one line at any one time (approximately the number of cells in 10 conventional culture plates) at the Institution. Subject to these Use Restrictions, Researcher may transfer the Cells to other academic researchers at the Institution. Researcher may transfer the Cells to any third party academic collaborators who agree in writing to use the Cells solely for academic research and subject to these Use Restrictions. Any differentiated cells that Recipient derives from the Cells may be transferred by Recipient to any third party academic collaborator who agrees to use such differentiated cells solely for academic research. Recipient may not transfer the Cells nor any differentiated cells that Recipient derives from the Cells to (i) any commercial entity or business, or (ii) any not-for-profit entity for a commercial purpose. The Cells must be used in accordance with any applicable CDI user’s guides. Recipient may differentiate the Cells using publicly available or its own differentiation methods. Recipient shall not use CDI’s patented and/or proprietary methods for differentiation of the Cells, and no license to use such methods is conveyed herein. No other right, express or implied, is conveyed by the provision of the Cells. In particular, no right to make, have made, offer to sell, or sell the Cells is implied by the provision of the Cells. The license granted herein does not imply or convey the right to use the Cells in combination with any other product(s) whose manufacture, sale, or use is covered by any patent owned by any third party. Recipient shall not reverse engineer the Cells in any way. Recipient shall not use the Cells or any components or any derivations of the Cells (including differentiated cells) thereof in humans, in clinical trials or for diagnostic purposes involving human subjects, for any therapeutic use or investigational use, nor for any purpose in contravention of any applicable law, regulation, ordinance, institutional review board approved protocol, or privacy office approval.
II.    NO WARRANTIES.
THE CELLS ARE PROVIDED TO RECIPIENT “AS IS”. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, CDI DISCLAIMS ALL REPRESENTATIONS, AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CELLS, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR THAT THE CELLS DO NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.
III. LIABILITY LIMITATION.Recipient shall be solely responsible for any loss, damages, claims or expenses arising from or related to Recipient’s receipt, use, storage, transfer or disposal of the Cells and hereby agrees to indemnify and hold harmless CDI, its agents, and its licensor, iPS Academia Japan Inc. from the same.
IV.    PATENT CLAIMS. If Recipient challenges the validity of any of the CDI-owned or licensed patents relating to the Cells, then Recipient agrees that it shall pay a reasonable royalty to CDI to continue to use the Cells. If Recipient fails to pay the reasonable royalty, CDI may terminate the license granted to Recipient herein and Recipient shall cease to have the rights to use the Cells. If CDI elects to terminate the license hereunder, Recipient agrees to return to CDI any Cells in its possession.
V. THIRD PARTY LICENSES. The Differentiated Cells provided by CDI may contain a blasticidin resistance (BSD) gene sold under licensing arrangements between Cellular Dynamics International and Life Technologies Corporation. The transfer of the Differentiated Cells conveys to the

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Recipient the limited, non-transferable right under U.S. Patent No.5,527,701 to use the Differentiated Cells and components of the Differentiated Cells in internal research conducted by the transferee. Recipient cannot sell or otherwise transfer (a) the Differentiated Cells (b) its components, or (c) materials made by the employment of this Product or its components to a third party or otherwise use Differentiated Cells or their components or materials made by the employment of this Product or its components for Commercial Purposes. Commercial Purposes means any activity other than internal research, including but not limited to: (i) use of Differentiated Cells or its components in manufacturing or in quality assurance/quality control; (ii) use of the Differentiated Cells or its components to provide a service, information, or data for a fee or other consideration if such service, information or data uses or is generated using detection or selection with the BSD gene; (iii) use of Differentiated Cells or its components for therapeutic, diagnostic or prophylactic purposes; or (iv) resale of Differentiated Cells or their components, whether or not the Differentiated Cells or their components are resold for use in research. Further information on purchasing licenses under the above patent may be obtained by contacting the Business Development Department, Life Technologies Corporation, 5791 Van Allen Way, Carlsbad, CA 92008. Phone (760) 603-7200. Email: outlicensing@invitrogen.com.

INSTITUTION

________________________________________
By:
Its
Date:
RESEARCHER

_______________________________________
Name: _________________________________
Date:____________________________

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SCHEDULE 3 to EXHIBIT B CoE WORK PLAN
TERMS FOR PURCHASES of COMMERCIAL iCell® Products

I.     SHIPMENT. iCell Commercial Products (the “Products”) shall be shipped to Lilly FCA CDI, Madison, Wisconsin, USA Incoterms 2010.
II.    INTELLECTUAL PROPERTY RIGHTS / USE RESTRICTIONS / LIMITED LICENSE.
A.    OWNERSHIP. Lilly acknowledges that the Products provided to Lilly embody intellectual property deemed to be of significant value to Cellular Dynamics and its licensors, and that such intellectual property is protected by the law of patents, copyrights, trade secrets, and other laws. Lilly acknowledges and agrees that neither these terms nor the purchase of the Products by Lilly shall be construed as a transfer of any title or the grant of any rights in and to the intellectual property embodied in the Products owned or licensed by Cellular Dynamics. The Products are covered by pending patents and/or one or more of the following patents: U.S. Patent Nos. 5,527,701; 5,733,727; 6,399,300; 7,510,876; 7,541,185; 7,625,753 and 7,989,204, 8,008,075, 8,183,038,and corresponding foreign patent claims. Lilly has a limited license to use the Products for internal research purposes, subject to the use restrictions and third party licenses in subsections B and C of this Section IV. Lilly hereby grants to Cellular Dynamics a perpetual, royalty-free, fully paid up, non-exclusive, worldwide, license to use for any purpose any and all improvements made by Lilly to the Products. Such improvements may include, without limitation, improvements related to cell reanimation or thawing, cell plating, cell maintenance, cell differentiation, cell functionality, cell maturation, cell improvement assays; or protocols relating to the same. Lilly is not granting any rights to and retains all rights to any and all existing intellectual property of Lilly, findings and data relating to the performance of Lilly’s products, platforms, compounds or molecules used or tested with the Products.
B.    USE RESTRICTIONS. Lilly may use the Products solely for internal research purposes for the sole benefit of Lilly, and may not use the Products for commercial purposes of any kind. For information on obtaining a license for commercial use purposes, please contact support@cellulardynamics.com. The Products must be used in accordance with any applicable CDI’ Product user’s guides. No other right, express or implied, is conveyed by the sale of the Products. In particular, no right to make, have made, offer to sell, or sell the Products is implied by the sale or purchase of the Products. The license granted herein does not imply or convey the right to use the Products in combination with any other product(s) whose manufacture, sale, or use is covered by any patent. Lilly may not transfer the Products (or any modifications Lilly makes to the Products) to any third party without CDI’ prior written consent. Lilly shall not reverse engineer the Products. Lilly shall not use the Products or any components or modifications thereof in humans, in clinical trials or for diagnostic purposes involving human subjects, for any therapeutic use or investigational use, nor for any purpose in contravention of any applicable law, regulation, ordinance, institutional review board approved protocol, or privacy office approval.
C.    THIRD PARTY LICENSES.
(i) (i) The Products may contain a blasticidin resistance (BSD) gene sold under licensing arrangements between Cellular Dynamics International and Life Technologies Corporation. The purchase of this Product conveys to Lilly the limited, non-transferable right under U.S. Patent No.5,527,701 to use the purchased amount of the Product and components of the Product in internal research conducted by Lilly. Lilly cannot sell or otherwise transfer (a) this Product, (b) its components, or (c) materials made by the employment of this Product or its components to a third party or otherwise use this Product or its components or materials made by the employment of this Product or its components for Commercial Purposes. Commercial Purposes means any activity other than internal research, including but not limited to: (i) use of this Product or its components in manufacturing or in quality assurance/quality control; (ii) use of this Product or its components to provide a service, information, or data for a fee or other consideration if such service, information or data uses or is generated using detection or selection with the BSD gene; (iii) use of this Product or its components for therapeutic, diagnostic or prophylactic purposes; or (iv) resale of this Product or its components, whether or not this Product or its components are resold for use in research. Further information on purchasing licenses under the above patent may be obtained by contacting the Business Development Department, Life Technologies Corporation, 5791 Van Allen Way, Carlsbad, CA 92008. Phone (760) 603-7200. Email: outlicensing@invitrogen.com.
(ii) The Products may express one or more fluorescent proteins (“FPs”) owned by, or licensed to, Clontech Laboratories, Inc. (“Clontech”). The FPs are the subject of one or more issued and pending patents including U.S. Patent Nos. 7,166,444; 7,150,979; 7,432,053, 7,157,566; 7,005,511 and corresponding foreign patent claims. Lilly is granted a non-exclusive, limited right to use the Product only for internal research purposes. Such license specifically excludes the right to sell or otherwise transfer this Product, its components or derivatives thereof to third parties, or to use the Product or FPs for any diagnostic or therapeutic purpose. No right or license to perform commercial services of any kind using the FPs, including without limitation reporting the results of Lilly's activities for a fee or other commercial consideration, is hereby conveyed by the purchase of this Product expressly, or by implication. The preceding sentence shall not limit Lilly's rights to use the Products supplied by Cellular Dynamics for any commercial services of any kind, excluding the transfer of the Product or FPs to third parties, provided only that the service does not make use of the FP present in the Product. On no account shall Lilly make any modifications to the protein coding sequence of the FPs or isolate or purify any FP or any DNA sequence encoding an FP from the Products without the express written permission of Clontech. Any use of this Product other than for internal research requires a license from Clontech. For license information, please contact a licensing representative by phone at 650.919.7320 or by e-mail at licensing@clontech.com.

II.    LIMITED WARRANTY BY CELLULAR DYNAMICS.

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A.    Cellular Dynamics warrants that its Products conform to the specifications contained in the Certificate of Analysis for the Product shipped to Lilly. Lilly’s sole and exclusive remedy (and Cellular Dynamics’ sole and exclusive liability) under this limited warranty shall be replacement of the defective Products by Cellular Dynamics.
B.     Cellular Dynamics reserves the right to make changes in design, production, manufacture, or characteristics of the Products or to improve on the Product at any time and in any way, without incurring any obligations to replace or modify any Products previously sold.
C.    Under no circumstances shall Cellular Dynamics’ liability to Lilly exceed the amount paid by Lilly for the Products to Cellular Dynamics. Cellular Dynamics will bear all reasonable shipping costs if the Products are replaced pursuant to this warranty. This warranty does not apply to any defect or nonconformance caused by (i) Lilly’s use of the Products for a purpose or in a manner other than that for which they were designed or that is permitted or in breach of these terms, (ii) the failure by Lilly to follow Cellular Dynamics’ User’s Guide for use, storage, and handling of the Products; or (iii) as a result of any other abuse, misuse or neglect of the Products by Lilly. This warranty applies only to Lilly and not to third parties. This warranty is not assignable.
D.    TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, CELLULAR DYNAMICS DISCLAIMS ALL OTHER REPRESENTATIONS, AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. LILLY’S SOLE REMEDY FOR BREACH OF WARRANTY ARE STATED ABOVE.
E.     Within five (5) business days of thawing the Product but prior to the expiration date of the Product as listed on the Certificate of Analysis and/or label, Lilly must notify CDI in writing of any nonconformity of the Products, describing the nonconformity in detail; otherwise all Products shall be conclusively deemed accepted by Lilly. Lilly’s failure to notify CDI in such time period voids the limited warranty described above. If Lilly believes it has a warranty claim should call CDI’ technical support line at (608) 310-5100 ext. 5 or email at support@cellulardynamics.com to request replacement Product based on a breach of the above limited warranty. Any action by Lilly for CDI’ breach of this limited warranty must be commenced within 18 months following the date of such breach.
F.    Lilly acknowledges that the Products are subject to US export control laws and regulations. Lilly represents and warrants that it is the ultimate end-user of the Products, and further represents and warrants that it will not knowingly sell, export, re-export, transfer, divert, or otherwise dispose of the Products (including other materials or goods derived from or based on the Products) to any other destination, entity, or person without the prior authorization of any relevant U.S. federal government agency and CDI. Lilly represents and warrants that it will not use the Products for any purpose prohibited by the laws or regulations of the united states and/or other government authorities to which Lilly is subject without the prior authorization from any government entity whose laws and regulations may apply to the use of the Products.
G.     Cellular Dynamics makes no warranty of any kind or nature, neither express nor implied, for any Products or part of the Products that is not manufactured by CDI. Any Products, or other such part or accessories to the Products shall have the warranty, if any, that is offered and granted by the manufacturer of such other products and accessories.
H.    Lilly acknowledges and agrees that CDI may fill Lilly’s order with any number of units of Products. Such units may be more units than Lilly ordered. Lilly will not be charged extra for any adjustments made by CDI. The number of cells in a unit is determined by the Product’s certificate of analysis. The number of cells that are contained in a unit accounts for both viability and plating efficiency percentages. Because this may vary from lot to lot, CDI reserves the right to fill the order with that number of units which is sufficient to fill Lilly’s order and such adjustments shall not constitute a breach of the warranty herein.
VI.    FURTHER LIABILITY LIMITATION. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, CELLULAR DYNAMICS SHALL NOT HAVE ANY LIABILITY FOR INCIDENTAL, COMPENSATORY, PUNITIVE, CONSEQUENTIAL, INDIRECT, SPECIAL OR OTHER SIMILAR DAMAGES, HOWEVER CAUSED AND REGARDLESS OF FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF CELLULAR DYNAMICS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LILLY UNDERSTANDS THAT ANY RISKS OF LOSS HEREUNDER ARE REFLECTED IN THE PRICE OF THE PRODUCTS AND THAT THESE TERMS WOULD HAVE BEEN DIFFERENT IF THERE HAD BEEN A DIFFERENT ALLOCATION OF RISK.
V.    FORCE MAJEURE.
CDI shall not be responsible for delays in the shipment of any Products, or failure to ship such Products, if such delay or failure is due to causes beyond its reasonable control, including without limitation, shortages of supplies due to unforeseen conditions, orders or actions of government agencies, acts of nature, acts by Lilly, fires, strikes, or other labor difficulties, wars, hostilities or terrorist acts, embargoes, equipment breakdown, inability to obtain necessary labor, material or manufacturing facilities due to causes beyond its reasonable control or any other cause beyond its reasonable control. In the event of such delay, and assuming that CDI chooses not to cancel due to such cause, the date of delivery shall be extended for a period equal to the time lost by reason of the delay.

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SCHEDULE 4 to EXHIBIT B CoE WORK PLAN
(****) Work Plan

(****)(2)

(2) Redacted entire page of confidential information

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(****) Work Plan by Milestone Deliverables

Milestone	CDI Deliverables	Lilly Deliverables	Timing expectation
1. Protocol selection	Evaluation of current protocols, strengths and weaknesses and select approach based on CDI experience and processes	Review and approve selection as part of Joint Steering Committee (JSC) Details of assays used to evaluate (****) identity and function	Within 1 month of start date
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
(****)	(****)	(****)	(****)
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SCHEDULE 5 to EXHIBIT B CoE WORK PLAN
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(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.